ING Life Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement dated July 21, 2010 to the Contract Prospectus
and Contract Prospectus Summary, each dated April 30, 2010, as amended

The following information updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

The following revises information provided in the supplement dated April 30, 2010. Item #3 in the supplement is deleted in its entirety and replaced with the following:

3.  Effective July 19, 2010, the following information is added to Appendix V – Description of Underlying Funds:

Fund Name	Investment Adviser/Subadviser	Investment Objective(s)
Wells Fargo Funds Trust – Wells Fargo Advantage Special Small Cap Value Fund	Wells Fargo Funds Management, LLC Subadviser: Wells Capital Management Incorporated	Seeks to produce growth of capital.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.01107-10C	July 2010